SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 19, 2022

ORGANIC AGRICULTURAL COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	0-56168	82-5442097
(State of other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room G504, Building 3, Kejichuangxincheng Chuangxinchuangye Plaza,

High and New Technology Industrial DevelopBBent District,

Harbin City, Heilongjiang Province, China 150090

(Address of principal executive offices) (Zip Code)

86 (0451) 5152-7001

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On November 9, 2020 Organic Agricultural Company Limited ("Organic Agricultural") entered into a Cooperation Agreement with Unbounded IOT Block Chain Limited ("Unbounded"), an entity with offices in Xiamen City, Fujian Province. The purpose of the Cooperation Agreement was to promote the use of blockchain technology in agriculture. To accomplish that purpose, the two parties organized Tianci Wanguan (Xiamen) Digital Technology Co., Ltd., of which Organic Agricultural owned 51% and Unbounded owned 49%. Each party agreed to provide capital resources to Tianci Wanguan in proportion to its ownership percentage.

On July 19, 2021 the parties executed a supplement to the Cooperation Agreement. The Supplementary Agreement called for Organic Agricultural to issue 10 million shares of its common stock to Unbounded and set forth performance criteria for Unbounded’s management of Tianci Wanguan: specifically that within 12 months after the shares were issued to Unbounded, Tianci Wanguan must have made a profit of five million Renminbi.

On August 19, 2022, Organic Agricultural and Unbounded entered into an Agreement on Termination of Joint Operation. The Agreement on Termination recited that it was no longer possible for Unbounded to achieve the performance criteria. Therefore, the parties agreed that Organic Agricultural would surrender to Unbounded its 51% interest in Tianci Wanguan, and Unbounded would return the 10 million shares to Organic Agricultural.

Item 9.01 Financial Statements and Exhibits

Exhibits

10-a	English translation of Agreement on Termination of Joint Operation dated August 19, 2022 between Organic Agricultural Company Limited and Unbounded IOT Block Chain Limited.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC AGRICULTURAL COMPANY LIMITED

Dated: August 23, 2022	By:	/s/ Xun Jianjun
Xun Jianjun
Chief Executive Officer

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